Eaton Vance Income Fund of Boston

                                  Supplement to
                       Statement of Additional Information
                                      dated
                                February 1, 1999

The following is added after "Foreign Investments" on page 4:

     DERIVATIVE INSTRUMENTS. The Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities or currencies. Options may be written to enhance income. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

     The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's assets.

The following replaces the third paragraph under "Forward Foreign Currency Exchange Transactions" on page 4:

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities held by the Fund or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund generally will not enter into a forward contract with a term of greater than one year.

The following replaces the next to last paragraph under "Portfolio Securities Transactions" on page 15:

     Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is in the opinion of the Trustees that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


July 14, 1999